SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 AMENDMENT NO.1
                                       ON
                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 12, 2005


                          DATA SYSTEMS & SOFTWARE INC.
           (Exact name of Registrants as Specified in their Charters)


         Delaware                     0-19771                     22-2786081
--------------------------------------------------------------------------------
(States or Other Jurisdiction  (Commission file Numbers)       (IRS Employer
    of Incorporation)                                       Identification Nos.)


                     200 Route 17, Mahwah, New Jersey       07430
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)


             Registrants' telephone number, including area code (201) 529-2026
                                                                 --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

         On August 12, 2005, the Registrant announced its financial results for the second quarter and six months ended June 30, 2005. A press release relating to such announcement was filed as an exhibit to a Current Report on Form 8-K filed August 18, 2005, which is being amended by this Amendment No.1 on Form 8-K/A. Included herewith is an unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and the six-month period ended June 30, 2005, all of which give effect to the sale by the Registrant of the outsourcing consulting business of its dsIT Technologies Ltd. subsidiary to Taldor Computer Systems (1986) Ltd. on August 18, 2005.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

         See unaudited pro forma condensed consolidated financial information attached hereto.

(c) Exhibits.

         99.1 Press Release dated August 12, 2005 announcing the financial results. (previously filed)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of September 2005.


                                   DATA SYSTEMS & SOFTWARE INC.


                                   By:      /S/ GEORGE MORGENSTERN
                                            ------------------------------------
                                   Name:  George Morgenstern
                                   Title:  President and Chief Executive Officer

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                             (dollars in thousands)

The following unaudited pro forma condensed consolidated financial statements give effect to the sale by Data Systems & Software Inc. (the "Company" or "DSSI") of the outsourcing consulting business of its dsIT Technologies Ltd. subsidiary ("dsIT Technologies") to Taldor Computer Systems (1986) Ltd. ("Taldor") on August 18, 2005 (the "Disposition").

Prior to the consummation of the Disposition, dsIT Technologies completed a spin-off of its project development and solutions activities to certain of its current shareholders. DSSI owns 80% of the entity, which will continue to conduct these activities under the name dsIT Solutions Ltd.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet (the "Pro Forma Balance Sheet") as of June 30, 2005 has been prepared as if the Disposition occurred on June 30, 2005. The Pro Forma Balance Sheet is based upon the historical consolidated balance sheet of DSSI as of June 30, 2005, which was included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004 (the "Annual Pro Forma Statement of Operations") has been prepared as if the Disposition occurred on January 1, 2004. This Annual Pro Forma Statement of Operations is based upon the historical consolidated statement of operations of DSSI for the year ended December 31, 2004, which was included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition. The Annual Pro Forma Statement of Operations does not include the anticipated gain on the Disposition of approximately $323, net of taxes.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended June 30, 2005 (the "Six-Month Period Pro Forma Statement of Operations") has been prepared as if the Disposition occurred on January 1, 2005. This Six-Month Period Pro Forma Statement of Operations is based upon the historical consolidated statement of operations of DSSI for the six-month period ended June 30, 2005, which was included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition. The Six-Month Period Pro Forma Statement of Operations does not include the anticipated gain on the Disposition of approximately $323, net of taxes.

The unaudited pro forma adjustments are based on an estimated sale price and assumptions that DSSI believes are reasonable. Therefore, the amounts in the Pro Forma Statements of Operations and Pro Forma Balance Sheet and accompanying notes (collectively, the "Pro Forma Financial Information") are subject to change. The Pro Forma Financial Information is provided for illustrative purposes only and does not purport to represent what DSSI's results of operations or financial position would actually have been, had the Disposition in fact occurred on such dates, nor does it purport to project the results of operations or financial position of DSSI for any future period or date.

The Pro Forma Financial Information should be read in conjunction with, and is qualified by reference to, the audited and unaudited financial statements and accompanying notes of DSSI, which were included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                 (in thousands, except share and per share data)

                               As of June 30, 2005

                                                          Business
                                                          disposition
                                           DSSI as       (Notes 1 and        Pro forma
ASSETS                                    reported            2)            adjustments        Notes         Pro forma
                                         ------------    --------------    ---------------    ---------    --------------

Current assets:

     Cash and cash equivalents                  $265             3,318             (1,441)       7,8              $2,142

     Investment in short-term
     restricted deposits                          --                                  300         7                  300

     Restricted cash                             352              (109)                                              243

     Accounts receivable, net                  6,021            (1,540)                                            4,481

     Unbilled work-in-process                    588              (127)                                              461

     Inventory                                    63                                                                 63

     Other current assets                        610              (103)               (38)        6                  469
                                        ------------                                                      --------------

         Total current assets                  7,899                                                               8,159

Property and equipment, net                      598                                                                 598

Other assets                                     730               (91)              (262)        6                  377

Long-term restricted deposits                     --                                1,141         7                1,141

Funds in respect of employee
termination benefits                           2,748              (972)                                            1,776

Goodwill                                       4,151            (4,022)                                              129

Other intangible assets, net                      61                                                                  61
                                        ------------                                                      --------------

         Total assets                        $16,187                                                             $12,241
                                        ============                                                      ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:

     Short-term bank credit                     $858              (398)                                             $460

     Current maturities of long-term
     debt                                        401                (3)                                              398

     Related Party - Note payable                100                                                                 100

     Trade accounts payable                    2,147              (243)                                            1,904

     Accrued payroll, payroll taxes
and social benefits                            1,715              (985)                                              730

     Other current liabilities                 2,326              (220)                                            2,106
                                        ------------                                                      --------------

         Total current liabilities             7,547                                                               5,698
                                        ------------                                                      --------------

Long-term liabilities:

     Investment in Comverge, net               1,824                                                               1,824

     Long-term debt                              166                                                                 166

     Liability for employee
     termination benefits                      4,270            (1,428)                                            2,842

     Other liabilities                            21                                                                  21
                                        ------------                                                      --------------

         Total long-term liabilities           6,281                                                               4,853
                                        ------------                                                      --------------

Minority interests                             1,437            (1,437)                           5                   --
                                        ------------                                                      --------------

Shareholders' equity:

     Common stock - $0.01 par value per
     share:

     Authorized - 20,000,000 shares; Issued
     - 8,937,395 shares at December 31,
     2004 and June 30, 2005                       88                                                                  88

     Additional paid-in capital               39,733               335                                            40,068

     Warrants                                    461                                                                 461

     Deferred compensation                       (47)                                                                (47)

     Accumulated deficit                     (35,303)               544              (300)        6              (35,059)

     Treasury stock, at cost -820,704
     shares at December 31, 2004 and June
     30, 2005                                 (3,791)                                                             (3,791)

     Accumulated other comprehensive loss       (219)               189                                              (30)
                                         ------------                                                      --------------

         Total shareholders' equity              922                                                               1,690
                                         ------------                                                      --------------

         Total liabilities and
         shareholders' equity                $16,187                                                             $12,241
                                         ============                                                      ==============

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

       UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2004

                 (in thousands, except net loss per share data)

                                                                   Business
                                                                  disposition           Pro-forma
                                              DSSI              (Notes 1 and 3)        adjustments        Note       Pro-forma
                                              ----              ---------------        -----------        ----       ---------
Sales                                             $30,113              $(8,273)                                           $21,840

Cost of sales                                      23,587               (6,344)                                            17,243
                                         -----------------        --------------                                     -------------

      Gross profit                                  6,526               (1,929)                                             4,597

Research and development expenses                      30                    --                                                30

Selling, marketing, general and
administrative expenses                             7,369                 (260)                                             7,109
                                         -----------------        --------------                                     -------------

          Total operating expenses                  7,399                 (260)                                             7,139
                                         -----------------        --------------                                     -------------

Operating loss                                      (873)               (1,669)                                           (2,542)

Interest income                                        84                                           18      8                 102

Interest expense                                    (175)                                                                   (175)

Other income (expense), net                           197                                         (51)      5                 146
                                         -----------------        --------------     ------------------              -------------

     Loss before taxes on income                    (767)               (1,669)                   (33)                    (2,469)

Taxes on income                                       126                                          327      6                 453
                                         -----------------        --------------     ------------------              -------------

Loss from operations of the Company and
its consolidated subsidiaries                       (893)               (1,669)                  (360)                    (2,922)

Share in losses of Comverge                       (1,242)                                                                 (1,242)

Gain on sale of shares in Comverge                    705                                                                     705

Minority interests                                   (90)                                           90      5                  --
                                         -----------------        --------------     ------------------              -------------

     Net loss                                     (1,520)               (1,669)                  (270)                    (3,459)
                                         =================        ==============     ==================              =============

Basic and diluted net loss per share:

Loss per share                                    $(0.19)                                                                 $(0.43)
                                         =================                                                           =============
Weighted average number of shares
outstanding - basic and diluted                     7,976                                                                   7,976
                                         =================                                                           =============

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

       UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2005

                   (in thousands, except loss per share data)

                                                                   Business
                                                                 disposition
                                                                   (Notes 1            Pro-forma
                                                DSSI                and 4)            adjustments       Note        Pro-forma
                                                ----            ---------------       -----------       ----        ---------
Sales                                               $15,657              (4,303)                                         $11,354

Cost of sales                                        12,420              (3,388)                                           9,032
                                           -----------------    -----------------                                  --------------

      Gross profit                                    3,237                (915)                                           2,322

Research and development expenses                        26                                                                   26

Selling, marketing, general and
administrative expenses                               3,614                 (84)                                           3,530
                                           -----------------    -----------------                                  --------------

          Total operating expenses                    3,640                 (84)                                           3,556
                                           -----------------    -----------------                                  --------------

Operating loss                                        (403)                (831)                                         (1,234)

Interest income                                           4                                       10       8                  14

Interest expense                                       (98)                                                                 (98)

Other income (expense), net                              60                                     (62)       5                 (2)
                                           -----------------    -----------------    ----------------              --------------

     Loss before taxes on income                      (437)                (831)                (52)                     (1,320)

Taxes on income                                         137                                      301       6                 438
                                           -----------------    -----------------    ----------------              --------------

Loss from operations of the Company and
its consolidated subsidiaries                         (574)                (831)               (353)                     (1,758)

Share in losses of Comverge                           (380)                                                                (380)

Minority interests                                     (59)                                       59       5                  --
                                           -----------------    -----------------    ----------------              --------------

     Net loss                                       (1,013)                (831)               (294)                     (2,138)
                                           =================    =================    ================              ==============

Basic and diluted net loss per share:
                                           -----------------                                                       --------------

Loss per share                                      $(0.12)                                                              $(0.26)
                                           =================                                                       ==============
Weighted average number of shares
outstanding - basic and diluted                       8,117                                                                8,117
                                           =================                                                       ==============

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

                 (in thousands, except share and per share data)

NOTE 1

To record the Disposition resulting in estimated proceeds to DSSI of $3,318, net of estimated expenses of $200 ($150 of transaction expenses and $50 of tax). As a result of the transaction, goodwill, minority interest and accumulated other comprehensive loss balances associated with dsIT Technologies are accordingly adjusted.

NOTE 2

To record the reduction of assets and liabilities in the spin-off of dsIT Technologies' project development and solutions activities as follows:

Assets

     Restricted cash                                                    $  (109)
     Accounts receivable, net                                            (1,540)
     Unbilled work-in-process                                              (127)
     Other current assets                                                  (103)
     Other assets                                                           (91)
     Funds in respect of employee termination benefits                     (972)
                                                                        -------
     Reduction in total assets                                           (2,942)
                                                                        =======
Liabilities
     Short-term bank credit                                                (398)
     Current maturities of long-term debt                                    (3)
     Trade accounts payable                                                (243)
     Accrued payroll, payroll taxes and social benefits                    (985)
     Other current liabilities                                             (220)
     Liability for employee termination benefits                         (1,428)
                                                                        -------
     Reduction in total liabilities                                      (3,277)
                                                                        =======
     Excess  of  liabilities  over  assets  - to  additional
     paid-in-capital                                                        335
                                                                        =======

NOTE 3

To record the exclusion of dsIT Technologies' outsourcing consulting business activities for the period from January 1, 2004 to December 31, 2004 as follows:

     Sales                                                              $8,273
     Cost of sales                                                       6,344
                                                                        ------
     Gross profit                                                        1,929
     Selling, marketing, general and administrative                        260
                                                                        ------
     Operating income                                                   $1,669

NOTE 4

To record the exclusion of dsIT Technologies' outsourcing consulting business activities for the period from January 1, 2005 to June 30, 2005 as follows:

     Sales                                                              $4,303
     Cost of sales                                                       3,388
                                                                        ------
     Gross profit                                                          915
     Selling, marketing, general and administrative                         84
                                                                        ------
     Operating income                                                   $  831

NOTE 5

To adjust for the recording of minority interests' share of income/losses in dsIT Solutions. As a result of the transaction, there is no longer a minority interest participation in dsIT Solutions' income/losses. DSSI records the full amount of dsIT Solutions' losses with no adjustment for minority interests.

NOTE 6

To expense all deferred tax assets in dsIT Solutions.

NOTE 7

To record the funding of the present value of the remaining balance of the consulting agreement of the Company's Chief Executive Officer in accordance with the Company's agreement with him dated as of January 1, 1997, as amended to date.

NOTE 8

To record interest income resulting from the investment in short-term and long-term deposits of the remaining balance of cash remaining from the Disposition after the funding of the Company's Chief Executive Officer's consulting agreement.

NOTE 9

As part of the Disposition, DSSI granted to Taldor warrants to purchase 10% of dsIT Solutions Ltd. for $200. The warrants have a seven-year life and expire on August 18, 2012. The value of such warrants is immaterial.